Exhibit 10.25

AMENDMENT NO. 1 TO INVESTMENT MANAGEMENT AGREEMENT, dated as of May 1, 2015 (this “Amendment”), between Dunlap Funding LLC, a Delaware limited liability company (the “Company”), and FS Investment Corporation III, as investment manager (the “Investment Manager”).

WHEREAS, the Company and the Investment Manager are party to the Investment Management Agreement, dated as of December 2, 2014 (as amended, supplemented, amended and restated and otherwise modified from time to time, the “Management Agreement”); and

WHEREAS, the Company and the Investment Manager have agreed to amend the Management Agreement in accordance with the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.1. Defined Terms. Terms used but not defined herein have the respective meanings given to such terms in the Management Agreement.

ARTICLE II

Amendments

SECTION 2.1. Amendments to the Management Agreement. As of the date of this Amendment, the Management Agreement is hereby amended as follows:

(a) by inserting “(the “Investment Manager Indemnified Party”)” immediately following the first instance of “Company” in the first sentence of Section 10(a) thereof;

(b) by inserting “and the Company” immediately following “the Member” in the last sentence of Section 11(a) thereof;

(c) by deleting the second sentence of Section 11(d) and inserting the following in lieu thereof:

“Notwithstanding anything contained herein to the contrary and to the extent permitted by Applicable Law without causing the Investment Manager to have liability, the resignation of the Investment Manager shall not become effective until a successor investment manager shall have assumed the responsibilities and obligations of the Investment Manager.”

(d) by deleting the second sentence of Section 13 and inserting the following in lieu thereof:

“If the Company has outstanding any notes or securities rated by a rating agency, the Company shall promptly provide a copy of any such amendment or waiver to such rating agency.”

ARTICLE III

Conditions to Effectiveness

SECTION 3.1. This Amendment shall become effective as of the date first written above upon the execution and delivery of this Amendment by the Company and the Investment Manager.

ARTICLE IV

Miscellaneous

SECTION 4.1. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 4.2. Severability Clause. In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 4.3. Ratification. Except as expressly amended and waived hereby, the Management Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.

SECTION 4.4. Counterparts. The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 4.5. Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

DUNLAP FUNDING LLC, as Company

By:	/s/ Gerald F. Stahlecker
Name:	Gerald F. Stahlecker
Title:	Executive Vice President

[Signature Page to Amendment No. 1 to Management Agreement]

FS INVESTMENT CORPORATION III, as Investment Manager

By:	/s/ Gerald F. Stahlecker
Name:	Gerald F. Stahlecker
Title:	Executive Vice President

[Signature Page to Amendment No. 1 to Management Agreement]